UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): May 24, 2006

MOTIENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23044	93-0976127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Knightsbridge Pkwy. Lincolnshire, IL		60069
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 847-478-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” or “intend.” These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements (“Cautionary Statements”) include, among others, those under the caption “Risk Factors” in our annual report on Form 10-K, as amended, for the year ended December 31, 2005. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the “SEC”) from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On May 19, 2006, Mobile Satellite Ventures L.P. (“MSV”) entered into a letter agreement outlining the terms of an amendment (the “Amendment”) to its satellite construction contract with Boeing Satellite Systems, Inc. On May 24, 2006, MSV issued a report to the holders of its Notes (defined in Item 8.01 below) discussing the Amendment and related matters. Exhibit 99.2 hereto, which is furnished, not filed, pursuant to Regulation FD, is the Report to Noteholders by MSV, dated May 24, 2006, in the form being provided to the holders of the Notes. Motient owns 49% of MSV on an undiluted basis.

Section 8 – Other Events

Item 8.01	Other Events

On March 30, 2006, MSV and its wholly-owned subsidiary, MSV Finance Co., issued $750 million aggregate principal amount at maturity of 14% senior secured discount notes due 2013 (the “Notes”). Pursuant to the terms of the indenture governing the Notes, MSV is required to provide holders of its Notes with financial statements and a Management’s Discussion and Analysis of Financial Condition and Results of Operations substantially equivalent to that which would be required to be included in an Annual Report on Form 10-K or in a Quarterly Report on Form 10-Q were MSV subject to an obligation to file such reports under the Securities Exchange Act of 1934.

Set forth on Exhibit 99.1 hereto is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of MSV for the three months ended March 31, 2006 and selected financial data of MSV, in the form being provided to the holders of the Notes. Exhibit 99.1 is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Number		Description
99.1	–	Report to Noteholders and Indenture Trustee, dated May 24, 2006
99.2	–	Report to Noteholders, dated May 24, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIENT CORPORATION

By:	/s/ Christopher Downie
Christopher Downie Executive Vice President and Chief Operating Officer

Date: May 24, 2006